UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Bee Caves Road, Suite 608 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 27, 2013, Wilson Morgan LLP (“Wilson Morgan”) resigned as the independent registered public accountants of Victory Energy Corporation (the “Company”).  Just prior to the resignation, Wilson Morgan communicated to the Company their desire to no longer provide audit services as part of their strategic business plan and also communicated a pending merger with an un-named third-party.  The merger was completed on July 1, 2013 and Marcum LLP was announced as the successor firm.

The Company has begun discussions with the successor auditing firm to conclude the previously announced restatement effort associated with the 2011 and 2012 financial statements, that include reconciling the restated quarterly consolidated balance sheets and statements of operations to reflect the non-controlling interest of its partner Navitus Energy Group.

The resignation of Wilson Morgan was accepted by the Audit Committee of the Company on July 2, 2013.

Wilson Morgan’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that their opinions expressed uncertainty as to the Company’s ability to continue as a going concern.  As previously reported, the Company has not yet filed its Annual Report on Form 10-K for the year ended 2012 containing its audited financial statements as of and for the twelve months ended December 31, 2012.

During the Company’s years ended December 31, 2011 and December 31, 2010, and the subsequent interim period through June 27, 2013, there were no disagreements with Wilson Morgan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Wilson Morgan’s satisfaction, would have caused Wilson Morgan to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements.

During the Company’s years ended December 31, 2011 and December 31, 2010, and the subsequent interim period through June 27, 2013, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except with respect to the disclosure of material weaknesses in internal control.  The nature of the material weaknesses  in internal control and the measures taken by the Company to address them are described in Item 99.1 which descriptions are incorporated by reference herein.  The Company’s management has authorized Wilson Morgan to respond fully to the inquiries of the Company’s new independent registered public accounting firm (when selected by the Company) regarding all matters.

The Company provided Wilson Morgan a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Wilson Morgan furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in their Item 4.01.  A copy of Wilson Morgan’s letter, dated July 1, 2013, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Wilson Morgan LLP to Securities and Exchange Commission, dated June 28, 2013

99.1	Material describing Managements Report on Internal Control and Financial Reporting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: July 3, 2013	By:	/s/ Kenneth Hill
Kenneth Hill Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Wilson Morgan LLP to Securities and Exchange Commission, dated June 28, 2013
99.1	Material describing Managements Report on Internal Control and Financial Reporting